SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 3, 2002

HORIZON MEDICAL PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation or organization)	001-15459 (Commission File Number)	58-1882343 (I.R.S. Employer Identification No.)

One Horizon Way P.O. Box 627 Manchester, Georgia (Address of principal executive offices)	31816 (Zip Code)

Registrant’s telephone number, including area code: 706-846-3126

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Signatures
Asset Purchase Agreement dated August 23, 2002
Letter Agreement dated August 30, 2002
Employment Agreement dated September 1, 2002
Press release, issued on September 4, 2002

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On September 4, 2002, Horizon Medical Products, Inc. (the “Company” or the “Registrant”) announced that it had sold substantially all the assets of its wholly owned subsidiary, Septic Corporation, a medical products distribution business, to Arrow International. The total value of the transaction is approximately $12.7 million, consisting of $11.1 million in cash, $1.1 million paid into escrow and a $500,000 promissory note. Additionally, we retained $700,000 in assets in the transaction. The transaction closed on September 3, 2002. The Asset Purchase Agreement relating to this transaction is attached hereto as Exhibit 2.1 and incorporated herein by reference. The press release announcing this transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 5. OTHER INFORMATION

     Effective September 1, 2002, the Registrant and George L. Cavagnaro entered into an employment letter agreement, under which Mr. Cavagnaro will serve as Vice President, Marketing and Product Development of Horizon. A copy of this employment letter is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information

Pro forma financial information of the Registrant, reflecting the Registrant’s disposition of substantially all the assets of its Stepic business described above is as follows:

      The following unaudited pro forma financial statements give effect to the disposition of the Stepic business to be accounted for as a discontinued operation in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment of Disposal of Long-Lived Assets. The unaudited pro forma condensed consolidated balance sheet assumes the disposition of Stepic on June 30, 2002. Such pro forma information is based on the Company’s historical balance sheet data as of that date. The unaudited pro forma condensed consolidated statements of operations give effect to the disposition of Stepic for the three years ended December 31, 2001 and the six months ended June 30, 2002 as if the disposition occurred on January 1, 1999. Investors are cautioned that these pro forma financial statements are unaudited and investors should not place undue reliance thereon. Investors are urged to read the pro forma financial statements in conjunction with the audited consolidated financial statements of the Company and the other financial information contained in the Company’s filings from time to time with the Securities and Exchange Commission.

Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2002
(Unaudited)

	Consolidated	Pro Forma	Pro Forma
	Actual	Adjustments	As Adjusted

Cash and cash equivalents	$194,442	$3,695,016	$3,889,458
Restricted cash	322,523	1,100,000	1,422,523
Note receivable		500,000	500,000
Accounts receivable — trade, net	10,132,030	(6,473,925)	3,658,105
Inventories	14,675,311	(8,894,860)	5,780,451
Prepaid expenses and other current assets	2,054,538	(1,128,140)	926,398

Total Current Assets	27,378,844	(11,201,909)	16,176,935
Property and equipment, net	2,532,506	(117,996)	2,414,510
Goodwill	15,650,356		15,650,356
Intangible assets, net	7,056,069	(40,438)	7,015,631
Other assets	147,341	(28,741)	118,600

Total Assets	$52,765,116	$(11,389,084)	$41,376,032

Accounts payable — trade	$8,919,922	$(7,740,920)	$1,179,002
Accrued salaries and commissions	221,297		221,297
Accrued interest	187,142		187,142
Other accrued expenses	1,466,920	(322,303)	1,144,617
Current portion of long-term debt	9,412,785	(6,668,563)	2,744,222

Total Current Liabilities	20,208,066	(14,731,786)	5,476,280
Long-term debt, net of current portion	18,193,366	(14,803)	18,178,563
Other liabilities	112,362		112,362

Total Liabilities	38,513,794	(14,746,589)	23,767,205
Common stock	16,312		16,312
Additional paid in capital	74,611,401		74,611,401
Shareholder notes receivable	(170,831)		(170,831)
Retained earnings	(60,205,560)	3,357,505	(56,848,055)

Total Equity	14,251,322	3,357,505	17,608,827

Total Liabilities & Equity	$52,765,116	$(11,389,084)	$41,376,032

The pro forma condensed consolidated balance sheet gives effect to the disposition of Stepic as if the transaction occurred on June 30, 2002. The pro forma adjustments consist of (1) removing the sold assets and liabilities of Stepic and (2) receipt of proceeds and subsequent pay off of our revolving loan from LaSalle Business Credit. The Company received $12.7 million in consideration for the sale, consisting of $11.1 million in cash, $1.1 million of cash placed in escrow, and a note receivable of $0.5 million. The $3.7 million adjustment to cash represents the $11.1 million of cash net of the $6.7 million adjustment to pay off the Revolving Loan and a $0.7 million adjustment representing the working capital difference between the June 30, 2002 pro forma measurement date and the actual closing date of September 3, 2002.

Pro Forma Condensed Consolidated Statements of Operations (Unaudited)

	For the Year Ended December 31, 1999

	Consolidated	Pro Forma	Pro Forma
	Actual	Adjustments	As Adjusted

Net sales	$75,370,657	$(45,883,836)	$29,486,821
Cost of goods sold	48,010,817	(35,995,587)	12,015,230

Gross profit	27,359,840	(9,888,249)	17,471,591
Selling, general and administrative expenses	20,146,901	(6,366,143)	13,780,758

Income from operations	7,212,939	(3,522,106)	3,690,833
Other income (expense):
Interest expense, net	(4,140,134)	(2,077,191)	(2,062,943)
Other income	99,038		99,038

	(4,041,096)	(2,077,191)	(1,963,905)

Income before income taxes	3,171,843	(1,444,915)	1,726,928
Income tax provision	1,506,625	(687,021)	819,604

Income from continuing operations	$1,665,218	$(757,894)	$907,324

Income from continuing operations per share — basic and diluted	$0.12	$(0.06)	$0.07

Weighted average common shares outstanding — basic	13,366,278	13,366,278	13,366,278

Weighted average common shares outstanding — diluted	13,372,571	13,372,571	13,372,571

	For the Year Ended December 31, 2000

	Consolidated	Pro Forma	Pro Forma
	Actual	Adjustments	As Adjusted

Net sales	$63,335,239	$(41,522,035)	$21,813,204
Cost of goods sold	46,722,112	(32,960,393)	13,761,719

Gross profit	16,613,127	(8,561,642)	8,051,485
Selling, general and administrative expenses	20,093,406	(6,063,714)	14,029,692
Impairment charge	12,086,334		12,086,334

Loss from operations	(15,566,613)	(2,497,928)	(18,064,541)
Other income (expense):
Interest expense, net	(5,296,852)	(2,951,713)	(2,345,139)
Other income	31,703	83,850	115,553

	(5,265,149)	(3,035,563)	(2,229,586)

Loss before income taxes	(20,831,762)	537,635	(20,294,127)
Income tax benefit	(1,071,184)	(65,342)	(1,005,842)

Loss from continuing operations	$(19,760,578)	$472,293	$(19,288,285)

Loss from continuing operations per share — basic and diluted	$(1.48)	$0.04	$(1.44)

Weighted average common shares outstanding — basic and diluted	13,366,278	13,366,278	13,366,278

Pro Forma Condensed Consolidated Statements of Operations (Unaudited) — (Continued)

	For the Year Ended December 31, 2001

	Consolidated	Pro Forma	Pro Forma
	Actual	Adjustments	As Adjusted

Net sales	$59,066,789	$(36,410,217)	$22,656,572
Cost of goods sold	38,746,587	(29,422,855)	9,323,732

Gross profit	20,320,202	(6,987,362)	13,332,840
Selling, general and administrative expenses	20,913,497	(4,870,222)	16,043,275

Loss from operations	(593,295)	(2,117,140)	(2,710,435)
Other income (expense):
Interest expense, net	(4,597,395)	(2,389,964)	(2,207,431)
Other income	67,775		67,775

	(4,529,620)	(2,389,964)	(2,139,656)

Loss from continuing operations	$(5,122,915)	$272,824	$(4,850,091)

Loss from continuing operations per share — basic and diluted	$(0.38)	$0.02	$(0.36)

Weighted average common shares outstanding — basic and diluted	13,366,278	13,366,278	13,366,278

	For the Six Months Ended June 30, 2002

	Consolidated	Pro Forma	Pro Forma
	Actual	Adjustments	As Adjusted

Net sales	$25,796,115	$(16,295,598)	$9,500,517
Cost of goods sold	17,033,280	(13,329,616)	3,703,664

Gross profit	8,762,835	(2,965,982)	5,796,853
Selling, general and administrative expenses	11,244,573	(2,150,039)	9,094,534
Loss from operations	(2,481,738)	(815,943)	(3,297,681)
Other income (expense):
Interest expense, net	(1,770,674)	386,979	(1,383,695)
Other expense	(8,826)		(8,826)

	(1,779,500)	386,979	(1,392,521)

Loss from continuing operations	$(4,261,238)	$(428,964)	$(4,690,202)

Loss from continuing operations per share — basic and diluted	$(0.28)	$(0.03)	$(0.31)

Weighted average common shares outstanding — basic and diluted	15,129,630	15,129,630	15,129,630

The pro forma consolidated statements of operations give effect to the disposition of Stepic as if the transaction occurred on January 1, 1999. The results of operations of Stepic have been removed from the pro forma consolidated statements of operations. A non recurring gain of $3.1 million has not been included in the pro forma consolidated statements of operations, but will be reflected in the historical statement of operations during the period in which the transaction was consummated.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of August 23, 2002, by and among Stepic Corporation, the Company, and Arrow International, Inc.

10.1	Letter Agreement among the Registrant, CanVest Venture Partners, L.P. and Medtronic, Inc., dated August 30, 2002.

10.2	Employment Letter between the Registrant and George L. Cavagnaro, effective September 1, 2002.

99.1	Press release, issued by the Registrant on September 4, 2002.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2002

HORIZON MEDICAL PRODUCTS, INC.

By:	/s/ Julie F. Lancaster Julie F. Lancaster Vice President - Finance